UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2012

COCA-COLA ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34874	27-2197395
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(678) 260-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Tuesday, February 7, 2012, the board of directors amended the Company’s 2010 Incentive Award Plan to make certain changes to the Plan, including the following:

•	Reducing the number of shares available for awards, as of the original effective date of the Plan, from 20,000,000 to 17,500,000;
•	Providing that shares withheld to satisfy tax liabilities associated with awards are not again available for awards under the Plan; and
•
Voluntarily adopt a “clawback” provision with respect to the recapture of awards from executive officers consistent with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and in anticipation of the rules and listing standards to be adopted thereunder by the Securities and Exchange Commission and the New York Stock Exchange.

The foregoing description of the amended 2010 Incentive Award Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the amended 2010 Incentive Award Plan attached hereto as Exhibits 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES, INC.
(Registrant)
Date: February 9, 2012	By:	/s/ Suzanne N. Forlidas
	Name:	Suzanne N. Forlidas
	Title:	Vice President, Assistant Secretary and Deputy General Counsel

EXHIBIT LIST
EXHIBIT
NUMBER                                 DESCRIPTION
99.1                                2010 Incentive Award Plan (As Amended Effective February 7, 2012)